UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2025

HORIZON TECHNOLOGY FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	814-00802	27-2114934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

312 Farmington Avenue
Farmington, CT 06032

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (860) 676-8654

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HRZN	The Nasdaq Stock Market LLC
4.875% Notes due 2026	HTFB	The New York Stock Exchange
6.25% Notes due 2027	HTFC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1	Registrant's Business and Operations
Item 1.01	Entry into a Material Definitive Agreement

On April 25, 2025 (the “2025 Amendment Date”), Horizon Funding I, LLC (the “Issuer”), a Delaware limited liability company and indirect wholly owned subsidiary of Horizon Technology Finance Corporation (the “Company”), executed a Fifth Supplemental Indenture by and among the Issuer and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association as trustee (the “Trustee”) (the “Fifth Supplemental Indenture”), which amended that certain Indenture by and among the Issuer and the Trustee, dated as of June 1, 2018 (the “Indenture”), which extended the Legal Final Payment Date to June 2032. In addition, the Company entered into that certain Amendment No. 6 to Sale and Servicing Agreement by and among the Issuer, the Company, Horizon Secured Loan Fund I LLC (“HSLF”), the Trustee and U.S. Bank National Association (“U.S. Bank”) (the “Amendment No. 6”), which amended that certain Sale and Servicing Agreement by and among the Issuer, the Company, HSLF, and U.S. Bank, dated as of June 1, 2018 (as amended, the “Sale and Servicing Agreement”). The Amendment No. 6, among other things, (1) amended the Interest Rate for borrowings made after the 2025 Amendment Date, fixing the Interest Rate at the greater of (i) 4.60% and (ii) the Pricing Benchmark (as defined therein) plus 2.95% with the Interest Rate to be reset on any Advance Date (as defined therein) according to the terms therein, (2) added a new excess concentration amount for loans with a six (6) year term and (3) extended the term of the Investment Period Termination Date (as defined herein) from June 5, 2025 to June 5, 2027 or such later date upon the mutual agreement of HSLF and the Noteholders (as defined therein).

The description of the documentation related to the Amendment No. 6 and the Fifth Supplemental Indenture contained in this Current Report on Form 8-K is only a summary of the material terms of the Amendment No. 6 and the Fifth Supplemental Indenture and are qualified in their entirety by the terms of the Amendment No. 6 and the Fifth Supplemental Indenture filed as exhibits hereto, which is incorporated herein by reference.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

10.1
Sale and Servicing Agreement, dated as of June 1, 2018, by and among Horizon Funding I, LLC, the issuer, Horizon Secured Loan Fund I LLC, the originator and seller, Horizon Technology Finance Corporation, the servicer, and U.S. Bank National Association (Incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on June 26, 2020)

10.2
Amendment No. 6 to Sale and Servicing Agreement, dated as of April 25, 2025, by and among Horizon Funding I, LLC, the issuer, Horizon Secured Loan Fund I LLC, the originator and seller, Horizon Technology Finance Corporation, the servicer, U.S. Bank Trust Company, National Association and U.S. Bank National Association

10.3
Indenture, dated as of June 1, 2018, by and among Horizon Funding I, LLC, the issuer, and U.S. Bank National Association (Incorporated by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K, filed on June 26, 2020)

10.4	Fifth Supplemental Indenture, dated as of April 25, 2025, by and among Horizon Funding I, LLC, the issuer, and U.S. Bank Trust Company, National Association
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2025	HORIZON TECHNOLOGY FINANCE CORPORATION

	By:	/s/ Robert D. Pomeroy, Jr.
Robert D. Pomeroy, Jr.
Chief Executive Officer

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